THE ATLAS PORTFOLIO BUILDERSM VARIABLE ANNUITY

Issued by

TRANSAMERICA LIFE INSURANCE COMPANY

RETIREMENT BUILDER VARIABLE ANNUITY ACCOUNT

Supplement Dated June 1, 2017

to the

Prospectus dated May 1, 2007

Effective on or about June 5, 2017, based on changes to the underlying fund portfolios, the name changes will apply to the applicable subaccounts:

PRIOR SUBACCOUNT NAME	NEW SUBACCOUNT NAME
Janus Aspen Janus Portfolio	Janus Henderson Research Portfolio
Janus Aspen Enterprise Portfolio	Janus Henderson Enterprise Portfolio
Janus Aspen Global Research Portfolio	Janus Henderson Global Research Portfolio
Janus Aspen Balanced Portfolio	Janus Henderson Balanced Portfolio
Janus Aspen Overseas Portfolio	Janus Henderson Overseas Portfolio

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

The Atlas Portfolio BuilderSM Variable Annuity dated May 1, 2007